UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2011

VERECLOUD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6560 South Greenwood Plaza Boulevard
Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	( Zip Code )

(877) 711-6492
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regulation FD Disclosure, Financial Statements and Exhibits

ITEM 7.01 REGULATION FD DISCLOSURE

In this Current Report on Form 8K we are furnishing presentation materials which will we will use during investor meetings scheduled for June 21,  2011. We expressly disclaim any obligation to update these materials and caution that they are only accurate on the date of this filing. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

9.1 and 9.2 Presentation materials that will be used in investor meetings scheduled for June 21, 2011.

We are furnishing Exhibits 9.1 and 9.2 to this Current Report on Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. This exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit #	Description	Reference

9.1	Verecloud Overview dated June 21, 2011	Attached herewith.
9.2	Verecloud Investor Presentation dated June 21, 2011	Attached herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERECLOUD, INC.

Date: June 21, 2011	By:	/s/ John McCawley
John McCawley
Chief Executive Officer

Exhibit Index

Exhibit #	Description	Reference

9.1	Verecloud Overview dated June 21, 2011	Attached herewith.
9.2	Verecloud Investor Presentation dated June 21, 2011	Attached herewith.